PROSPECTUS

May 1, 2001
(as supplemented August 1, 2001)

CLASS Q                                     U.S. EQUITY FUNDS
                                            Pilgrim MagnaCap
                                            Pilgrim Growth and Income
                                            Pilgrim Research Enhanced Index
                                            Pilgrim Growth Opportunities
                                            Pilgrim LargeCap Growth
                                            Pilgrim MidCap Opportunities
                                            Pilgrim MidCap Growth
                                            Pilgrim Growth + Value
                                            Pilgrim SmallCap Opportunities
                                            Pilgrim SmallCap Growth

                                            EQUITY & INCOME FUNDS
                                            Pilgrim Balanced
                                            Pilgrim Convertible


[GRAPHIC]

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE CLASS Q SHARES OF THE PILGRIM FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

INVESTMENT STRATEGY [GRAPHIC]

RISKS [GRAPHIC]

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

HOW THE FUND HAS PERFORMED [GRAPHIC]

You'll also find:

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

Introduction to the
Pilgrim Funds                                                                  1
Funds At A Glance                                                              2

U.S. EQUITY FUNDS
Pilgrim MagnaCap                                                               4
Pilgrim Growth and Income                                                      6
Pilgrim Research Enhanced Index                                                8
Pilgrim Growth Opportunities                                                  10
Pilgrim LargeCap Growth                                                       12
Pilgrim MidCap Opportunities                                                  14
Pilgrim MidCap Growth                                                         16
Pilgrim Growth + Value                                                        18
Pilgrim SmallCap Opportunities                                                20
Pilgrim SmallCap Growth                                                       22

EQUITY & INCOME FUNDS
Pilgrim Balanced                                                              24
Pilgrim Convertible                                                           26

What You Pay to Invest                                                        28
Shareholder Guide                                                             30
Management of the Funds                                                       34
Dividends, Distributions and Taxes                                            37
More Information About Risks                                                  38
Financial Highlights                                                          41
Where To Go For More Information                                      Back cover

                                                                    INTRODUCTION
                                                            TO THE PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

U.S. EQUITY FUNDS

     ING Pilgrim's U.S. Equity Funds focus on long-term growth by investing primarily in domestic equities.

     They may suit you if you:

     *    are investing for the long-term -- at least several years
     *    are willing to accept higher risk in exchange for long-term growth.

EQUITY AND INCOME FUNDS

     ING Pilgrim's Equity and Income Funds seek income and growth of capital.

     They may suit you if you:

     *    want both regular income and capital appreciation
     * are looking for growth potential but don't feel comfortable with the level of risk associated with the Equity Funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

------
Funds
At A
Glance
------

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

                  FUND                                       INVESTMENT OBJECTIVE
                  ----                                       --------------------
U.S. Equity       MagnaCap Fund                              Growth of capital, with dividend income as a
Funds             Adviser: ING Pilgrim Investments, LLC      secondary consideration

                  Growth and Income Fund                     Long-term capital appreciation with income as a
                  Adviser: ING Pilgrim Investments, LLC      secondary objective

                  Research Enhanced Index Fund               Capital appreciation
                  Adviser: ING Pilgrim Investments, LLC
                  Sub-Adviser: Aeltus Investment
                  Management, Inc.

                  Growth Opportunities Fund                  Long-term growth of capital
                  Adviser: ING Pilgrim Investments, LLC

                  LargeCap Growth Fund                       Long-term capital appreciation
                  Adviser: ING Pilgrim Investments, LLC

                  MidCap Opportunities Fund                  Long-term capital appreciation
                  Adviser: ING Pilgrim Investments, LLC

                  MidCap Growth Fund                         Maximum long-term capital appreciation
                  Adviser: ING Pilgrim Investments, LLC

                  Growth + Value Fund                        Capital appreciation
                  Adviser: ING Pilgrim Investments, LLC
                  Sub-Adviser: Navellier Fund
                  Management, Inc.

                  SmallCap Opportunities Fund                Capital appreciation
                  Adviser: ING Pilgrim Investments, LLC

                  SmallCap Growth Fund                       Maximum long-term capital appreciation
                  Adviser: ING Pilgrim Investments, LLC

Equity &          Balanced Fund                              Long-term capital appreciation and current income
Income Funds      Adviser: ING Pilgrim Investments, LLC

                  Convertible Fund                           Total return, consisting of capital appreciation
                  Adviser: ING Pilgrim Investments, LLC      and current income

MAIN INVESTMENTS                                                   MAIN RISKS
----------------                                                   ----------
Equity securities that meet disciplined selection                  Price volatility and other risks that accompany an
criteria designed to identify companies capable of                 investment in equity securities.
paying rising dividends.

Equity securities of large, ably managed, and                      Price volatility and other risks that accompany an
well-financed U.S. companies.                                      investment in equity securities.

Equity securities of large U.S. companies that make up             Price volatility and other risks that accompany an
the S&P 500 Index.                                                 investment in equity securities.

Equity securities of large, medium, and small U.S.                 Price volatility and other risks that accompany an
companies believed to have growth potential.                       investment in growth-oriented equity securities.

Equity securities of large U.S. companies believed to              Price volatility and other risks that accompany an
have growth potential.                                             investment in growth-oriented equity securities.

Equity securities of medium-sized U.S. companies                   Price volatility and other risks that accompany an
believed to have growth potential.                                 investment in equity securities of growth-oriented and
                                                                   medium-sized companies. Particularly sensitive to price
                                                                   swings during periods of economic uncertainty.

Equity securities of medium-sized U.S. companies                   Price volatility and other risks that accompany an
believed to have growth potential.                                 investment in equity securities of medium-sized
                                                                   companies. Particularly sensitive to price swings during
                                                                   periods of economic uncertainty.

Equity securities of small-sized U.S. companies.                   Price volatility and other risks that accompany an
                                                                   investment in equity securities of growth-oriented and
                                                                   small-sized companies. Particularly sensitive to price
                                                                   swings during periods of economic uncertainty.

Equity securities of small-sized U.S. companies believed           Price volatility and other risks that accompany an
to have growth potential.                                          investment in equity securities of growth-oriented and
                                                                   small-sized companies. Particularly sensitive to price
                                                                   swings during periods of economic uncertainty.

Equity securities of small-sized U.S. companies believed           Price volatility and other risks that accompany an
to have growth potential.                                          investment in equity securities of growth-oriented and
                                                                   small-sized companies. Particularly sensitive to price
                                                                   swings during periods of economic uncertainty.

A mix of equity and debt securities.                               Price volatility and other risks that accompany an
                                                                   investment in equity securities. Credit, interest rate
                                                                   and other risks that accompany an investment in debt
                                                                   securities.

Convertible securities of companies of various sizes, as           Price volatility and other risks that accompany an
well as equities, and high-yield debt.                             investment in equity securities. Credit, interest rate,
                                                                   liquidity and other risks that accompany an investment
                                                                   in debt securities,and lower quality debt securities.

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
PILGRIM MAGNACAP FUND                               ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks growth of capital, with dividend income as a secondary consideration.

INVESTMENT STRATEGY [GRAPHIC]

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. The Fund normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria:

Consistent Dividends -- A company must have paid or had the financial capability from its operations to pay a dividend in eight out of the last ten years.

Substantial Dividend Increases -- A company must have increased its dividends or had the financial capability from its operations to have increased its dividends at least 100% over the past 10 years.

Reinvested Earnings -- Dividend payout must be less than 65% of current earnings.

Strong Balance Sheet -- Long term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.

Attractive Price -- A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally the Fund's investments are primarily in larger companies that are included in the largest 500 U.S. companies. The remainder of the Fund's assets may be invested in equity securities that the adviser believes have growth potential because they represent an attractive value.

In selecting securities for the Fund, preservation of capital is also an important consideration. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Market Trends -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of ecomonic uncertainty or economic downturns.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

4     Pilgrim MagnaCap Fund

                                                           PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                          1.33

----------
(1)  These figures are for the year ended December 31 of each year.

Best and worst quarterly performance during this period:

3rd quarter 2000: up 4.32%

1st quarter 2000: down 1.48%

The Fund's year-to-date total return as of June 30, 2001 was down 9.54%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns
                                               S&P
                                               500
                                Class Q      Index(2)
                                -------      --------
One year, ended
December 31, 2000       %        1.33         -9.11

Since inception (3)     %        1.19         -5.24

----------
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(3)  Class Q commenced operations on November 22, 1999.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Pilgrim MagnaCap Fund     5

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
PILGRIM GROWTH AND INCOME FUND                      ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will invest at least 65% of its total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

6     Pilgrim Growth and Income Fund

                                                  PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 24.87   12.36   13.22   -3.11   22.57   26.46   30.36   21.42   15.54   -3.13

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1998: up 21.91%

3rd quarter 1998: down 12.33%

The Fund's year-to-date total return as of June 30, 2001 was down 7.35%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

Average Annual Total Returns
                                               S&P
                                               500
                              Class A(3)     Index(4)
                              ----------     --------
One year, ended
December 31, 2000     %          -8.70         -9.11

Five years, ended
December 31, 2000     %          16.12         18.33

Ten years, ended
December 31, 2000     %          14.82         17.44

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            Pilgrim Growth and Income Fund     7

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
                                                    ING Pilgrim Investments, LLC
                                                    Sub-Adviser
                                                    Aeltus Investment
PILGRIM RESEARCH ENHANCED INDEX FUND                Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 80% of its net assets in stocks included in the Standard & Poor's Composite Stock Price Index ("S & P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

In managing the Fund, the portfolio managers attempt to achieve the investment objective by overweighting those stocks in the S&P 500 Index that the portfolio managers believe will outperform the index, and underweighting (or avoiding altogether) those stocks that the portfolio managers believe will underperform the index. In determining stock weightings, the portfolio managers use internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the portfolio managers generally include in the Fund approximately 400 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the portfolio managers expect that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Fund may also invest in certain higher-risk investments, including derivatives (generally, these instruments will be limited to S&P 500 Index options and futures on the S&P 500 Index).

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

8     Pilgrim Research Enhanced Index Fund

                                            PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 18.59  -12.79

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.
(3) Prior to August 1, 2001, the Fund was managed by a different sub-adviser, and operated under a different investment strategy.

Best and worst quarterly performance during this period:

4th quarter 1999: up 12.41%

4th quarter 2000: down 8.54%

The Fund's year-to-date total return as of June 30, 2001 was down 6.52%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns
                                                 S&P
                                                 500
                               Class A(3)      Index(4)
                               ----------      --------
One year, ended
December 31, 2000      %         -17.23         -9.11

Since inception(5)     %          -0.94          4.89

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)  Class A commenced operations on December 30, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Pilgrim Research Enhanced Index Fund     9

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
PILGRIM GROWTH OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term growth of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

The portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

10     Pilgrim Growth Opportunities Fund

                                               PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         20.54   23.59   23.61   93.26  -19.11

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 39.10%

4th quarter 2000: down 24.38%

The Fund's year-to-date total return as of June 30, 2001 was down 28.53%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Average Annual Total Returns
                                                 S&P
                                                 500
                               Class A(3)      Index(4)
                               ----------      --------
One year, ended
December 31, 2000      %         -23.75         -9.11

Five years, ended
December 31, 2000      %          22.09         18.33

Since Inception(5)     %          21.95         19.52

----------
(3) This table shows performance of the Class A shares of the Fund, because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)  Class A commenced operations on June 5, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim Growth Opportunities Fund     11

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
PILGRIM LARGECAP GROWTH FUND                        ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its net assets in equity securities of large U.S. companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock, warrants, and convertible securities. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). As of June 30, 2001, this meant market capitalizations in the range of $8.4 billion to $484 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

Market Trends -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

Securities Lending -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

12     Pilgrim LargeCap Growth Fund

                                                    PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         60.02   96.93  -19.12

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 45.16%

4th quarter 2000: down 23.25%

The Fund's year-to-date total return as of June 30, 2001 was down 27.01%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
                                           Russell
                                             1000
                                            Growth     S&P 500
                                Class Q    Index(3)    Index(4)
                                -------    --------    --------
One year, ended
December 31, 2000      %        -19.12      -22.42       -9.11

Since inception(5)     %         33.90       11.19       11.46

----------
(3) The Russell 1000 Growth Index is an unmanaged index that measures the performance of securities of companies among the Russell 1000 Index with higher than average price to book ratios and forcasted growth.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.
(5)  Class Q commenced operations on July 21, 1997.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim LargeCap Growth Fund     13

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
PILGRIM MIDCAP OPPORTUNITIES FUND                   ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund normally invests at least 65% of its total assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"). As of June 30, 2001, the market capitalization of companies in the S&P MidCap 400 Index ranged from $312 million to $11.8 billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.

The portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

14     Pilgrim MidCap Opportunities Fund

                                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                103.24   -0.35

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 44.90%

4th quarter 2000: down 19.33%

The Fund's year-to-date total return as of June 30, 2001 was down 26.94%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.

Average Annual Total Returns
                                                 S&P
                                              MidCap 400
                               Class A(3)      Index(4)
                               ----------      --------
One year, ended
December 31, 2000      %         -6.08           17.51

Since Inception(5)     %         46.55           30.86

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(5)  Class A commenced operations on August 20, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        Pilgrim MidCap Opportunities Fund     15

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
PILGRIM MIDCAP GROWTH FUND                          ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stocks that the portfolio managers feel have above average prospects for growth. Mid-sized companies are companies with market capitalizations between $1.6 billion and $10.7 billion. The market capitalization range will change as the range of the companies included in the Standard and Poor's MidCap 400 Index ("S&P MidCap 400 Index") changes and with market conditions.

The portfolio managers emphasize a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a "bottom up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

16     Pilgrim MidCap Growth Fund

                                                      PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                 38.24   16.06   16.20   14.32   98.50   -4.47

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 62.82%

4th quarter 2000: down 21.08%

The Fund's year-to-date total return as of June 30, 2001 was down 26.56%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the S&P MidCap 400 Index and the Russell MidCap Growth Index.

Average Annual Total Returns

                                           S&P        Russell
                                          MidCap       MidCap
                                           400         Growth
                             Class Q     Index(3)     Index(4)
                             -------     --------     --------
One year, ended
December 31, 2000     %       -4.47        17.51       -11.75

Five years, ended
December 31, 2000     %       23.93        20.41        17.77

Since inception(5)    %       24.28        20.98        19.63

----------
(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(4) The Russell MidCap Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
(5)  Class Q shares commenced operations on June 30, 1994.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim MidCap Growth Fund     17

-----------
U.S. Equity
Funds
-----------

                                                 Adviser
                                                 ING Pilgrim Investments, LLC
                                                 Sub-Adviser
PILGRIM GROWTH + VALUE FUND                      Navellier Fund Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock, warrants and convertible securities.

The Fund invests in common stock of companies the portfolio manager believes are poised to rise in price. The Sub-Adviser uses a "bottom-up" quantitative screening process designed to identify and select inefficiently priced stocks that achieved superior returns compared to their risk characteristics. The Sub-Adviser first uses a proprietary computer model designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates. The Sub-Adviser then applies a quantitative analysis which focuses on growth and value fundamental characteristics, such as earnings growth, earnings momentum, price to earnings (P/E) ratios, and internal reinvestment rates. The Sub-Adviser then allocates stocks according to how they complement other portfolio holdings.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market. Although the Sub-Adviser invests in value companies to decrease volatility, these investments may also lower the Fund's performance. The Fund's investments in smaller and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests. Rather, the market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Changes in Interest Rates -- the value of the Fund's convertible securities may fall when interest rates rise. Convertible securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

18     Pilgrim Growth + Value Fund

                                                     PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                 18.10   17.72   88.10  -13.02

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 43.50%

4th quarter 2000: down 27.69%

The Fund's year-to-date total return as of June 30, 2001 was down 23.44%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Returns
                                        Russell     Russell
                                         2000        3000
                          Class A(3)    Index(4)    Index(5)
                          ----------    --------    --------
One year, ended
December 31, 2000    %      -18.02       -3.02        -7.46

Since inception(6)   %       19.51        9.32        15.61 (7)

----------
(3) This table shows performance of the Class A shares of the Fund, because Class Q shares of the Fund did not have a full year's performance during the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.
(5) The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.
(6)  Class A commenced operations on November 18, 1996.
(7)  Index return is for the period beginning December 1, 1996.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Pilgrim Growth + Value Fund     19

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
PILGRIM SMALLCAP OPPORTUNITIES FUND                 ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

This Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 Index changes. The market capitalization of companies held by the Fund as of June 30, 2001 ranged from $55 million to $1.8 billion.

The portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attemps to provide a framework for identifying the industries and companies expected to benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

20     Pilgrim SmallCap Opportunities Fund

                                             PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         18.16   14.92    7.59  146.94   -6.04

----------
(1)  These figures are for the year ended December 31 of each year.
(2) Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999: up 68.12%

3rd quarter 1998: down 24.07%

The Fund's year-to-date total return as of June 30, 2001 was down 18.59%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Returns
                                              Russell
                                               2000
                               Class A(3)     Index(4)
                               ----------     --------
One year, ended
December 31, 2000      %         -11.44        -3.02

Five years, ended
December 31, 2000      %          26.15        10.31

Since inception(5)     %          25.73        12.49

----------
(3) This table shows performance of the Class A shares of the Fund, because Class Q shares of the Fund did not have a full year's performance durring the year ended December 31, 2000. Reflects deduction of Class A sales charge of 5.75%. See footnote (2) to the bar chart above.
(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(5)  Class A commenced operations on June 5, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Pilgrim SmallCap Opportunities Fund     21

-----------
U.S. Equity
Funds
-----------

                                                    Adviser
PILGRIM SMALLCAP GROWTH FUND                        ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth. Smaller companies are companies with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index. As of June 30, 2001, the market capitalization of companies held by the Fund ranged from $55 million to $1.8 billion. The market capitalization range will change as the range of the companies included in the Russell 2000 Index changes.

The Fund emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.

The Fund considers a company to be small if it has a market capitalization corresponding at the time of purchase to the middle 90% of the Russell 2000 Growth Index. In the adviser's opinion, the middle 90% includes companies with capitalizations between $255 million and $1.4 billion. Capitalization of companies in the Index will change with market conditions.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-cap companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

22     Pilgrim SmallCap Growth Fund

                                                    PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         19.44   11.56    4.26   90.58   -5.40

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 50.68%

3rd quarter 1998: down 23.41%

The Fund's year-to-date total return as of June 30, 2001 was down 17.51%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Growth Index.

Average Annual Total Returns
                                             Russell
                                              2000
                                             Growth
                               Class Q      Index(3)
                               -------      --------
One year, ended
December 31, 2000      %        -5.40        -22.43

Five years, ended
December 31, 2000      %        20.16          7.14

Since inception(4)     %        19.77          7.39

----------
(3) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.
(4)  Class Q commenced operations on August 31, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim SmallCap Growth Fund     23

------------
Equity and
Income Funds
------------

                                                    Adviser
PILGRIM BALANCED FUND                               ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks a balance of long-term capital appreciation and current income.

INVESTMENT STRATEGY [GRAPHIC]

The Fund's Adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally maintains 40% to 60% of its assets in debt securities of any maturity issued by corporations or other business entities and the U.S. Government and its agencies and instrumentalities, and government sponsored enterprises, and normally seeks a target allocation of 50%, although this may vary with market conditions.

The remainder of the Fund's assets are normally invested in equity securities of large companies that the Adviser believes are leaders in their industries. The Adviser considers whether these companies have a sustainable competitive edge. The portfolio managers emphasize a value approach in equity selection and seek securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with a market capitalization of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.

A portion of the Fund's net assets (up to 35%) may be invested in high yield debt securities (commonly known as "junk bonds") rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit quality for the high yield debt securities in which the Fund may invest. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique or in furtherance of this investment objective. The Fund may invest up to 35% of its net assets in zero coupon securities.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund also may invest in smaller companies, which may be more susceptible to price swings than larger companies.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Changes in Interest Rates -- the value of debt and equity securities can change in response to changes in interest rates. The value of the debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Zero coupon securities are particularly sensitive to changes in interest rates.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income mutual funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Inability to Sell Securities -- high yield securities and securities of smaller companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

24     Pilgrim Balanced Fund

                                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         16.88   21.46   23.52    8.69   -3.06

----------
(1)  These figures are for the year ended December 31 of each year.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.

Best and worst quarterly performance during this period:

4th quarter 1998: up 14.47%

1st quarter 1997: down 5.00%

The Fund's year-to-date total return as of June 30, 2001 was down 3.06%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of four broad measures of market performance -- the Standard and Poor's Barra Value Index ("S&P Barra Value Index"), the Lehman Aggregate Bond Index, the Lipper Balanced Fund Index -- and a composite index consisting of 60% S&P 500 composite stock Index and 40% Lehman Brothers Government/Corporate Bond Index ("Composite Index").

Average Annual Total Returns

                                                 Lehman      Lipper
                                    S&P Barra   Aggregate   Balanced
                                      Value       Bond        Fund     Composite
                          Class Q    Index(4)   Index(5)    Index(6)    Index(7)
                          -------    --------   --------    --------    --------
One year, ended

December 31, 2000      %   -3.06      27.84       11.63        2.39        1.50
Five years, ended

December 31, 2000      %   13.06      17.04        6.46       11.80       11.38
Since inception(3)     %   12.10      17.80        7.07         N/A       14.58

----------
(3)  Class Q commenced operations on August 31, 1995.
(4) The S&P Barra Value Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the Standard and Poor's Barra Value Index.
(5) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(6) The Lipper Balanced Fund Index is an unmanaged index that measures the performance of balanced funds (funds that seek current income balanced with capital appreciation).
(7) The Composite Index consists of 60% of the S&P 500 Index and 40% Lehman Brothers Government/Corporate Bond Index. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. The Lehman Brothers Government/Corporate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Pilgrim Balanced Fund     25

------------
Equity and
Income Funds
------------

                                                    Adviser
PILGRIM CONVERTIBLE FUND                            ING Pilgrim Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks maximum total return, consisting of capital appreciation and current income.

INVESTMENT STRATEGY [GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in convertible securities. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Fund emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Fund invests may be rated below investment grade (high risk instruments), or, if not rated, may be of comparable quality. There is no minimum credit rating for securities in which the Fund may invest. Through investments in convertible securities, the Fund seeks to capture the upside potential of the underlying equities with less downside exposure.

The Fund may also invest up to 35% of its total assets in common and nonconvertible preferred stocks, and in debt securities, which may include high yield debt (commonly known as "junk bonds") rated below investment grade, or of comparable quality if unrated.

The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

Most but not all of the bonds in which the Fund invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.

In evaluating convertibles the Fund's Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

In analyzing specific companies for possible investment, the Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Changes in Interest Rates -- the value of the convertible and debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed rate corporate bond.

Credit Risk -- the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

Inability to Sell Securities -- convertible securities and lower rated debt securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

26     Pilgrim Convertible Fund

                                                        PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                         20.74   23.04   21.40   50.44   -8.74

----------
(1)  These figures are for the year ended December 31 of each year.
(2) ING Pilgrim Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

Best and worst quarterly performance during this period:

4th quarter 1999: up 34.68%

4th quarter 2000: down 16.00%

The Fund's year-to-date total return as of June 30, 2001 was down 6.15%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston Convertible Index.

Average Annual Total Returns
                                              First
                                             Boston
                                           Convertible
                               Class Q      Index(3)
                               -------      --------
One year, ended
December 31, 2000      %        -8.74         -7.83

Five years, ended
December 31, 2000      %        19.88         13.21

Since inception(4)     %        19.29         12.83

----------
(3) The First Boston Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical, to those in the Fund's portfolio.
(4)  Class Q commenced operations on August 31, 1995.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Pilgrim Convertible Fund     27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the Funds.

Fees You Pay Directly
                                                                         Class Q
                                                                         -------
Maximum sales charge on your investment
(as a % of offering price)                                                none

Maximum deferred sales charge
(as a % of purchase or sales price, whichever is less)                    none

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

                                                                            Total
                                                                             Fund           Waivers
                                   Management     Service       Other      Operating           and             Net
Fund                                  Fee          Fees      Expenses(2)    Expenses    Reimbursements(3)    Expenses
----                                  ---          ----      -----------    --------    -----------------    --------
MagnaCap(4)                 %         0.71         0.25         0.28          1.24              --             1.24
Growth and Income(4)        %         0.62         0.25         0.22          1.09                             1.09
Research Enhanced Index     %         0.70         0.25         0.37          1.32              --             1.32
Growth Opportunities        %         0.95         0.25         0.21          1.41                             1.41
LargeCap Growth(4)          %         0.75         0.25         0.26          1.26              --             1.26
MidCap Opportunities(4)     %         1.00         0.25         0.36          1.61              --             1.61
MidCap Growth               %         0.75         0.25         0.26          1.26              --             1.26
Growth + Value              %         1.00         0.25         0.28          1.53              --             1.53
SmallCap Opportunities(4)   %         1.00         0.25         0.15          1.40              --             1.40
SmallCap Growth             %         1.00         0.25         0.32          1.57            (0.05)           1.52
Balanced                    %         0.75         0.25         0.51          1.51            (0.21)           1.30
Convertible                 %         0.75         0.25         0.25          1.25              --             1.25

----------

(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recent complete fiscal year, as adjusted for contractual changes, and fee waivers to which the Adviser has agreed.
(2) For Growth and Income Fund, estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments, LLC's management of the Fund.
(3) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Fund except MagnaCap Fund, Research Enhanced Index Fund, Growth Opportunities Fund, MidCap Opportunities Fund, Growth + Value Fund and SmallCap Opportunities Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments, LLC is shown under the heading "Waivers and Reimbursements." For each Fund, the expense limit will continue through at least October 31, 2001. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the current term or upon termination of the investment management agreement.
(4) Effective February 23, 2001 and March 23, 2001, certain funds merged with MagnaCap, Growth and Income, LargeCap Growth, MidCap Opportunities and SmallCap Opportunities Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.

28     What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class Q

Fund                              1 year     3 years     5 years     10 years
----                              ------     -------     -------     --------
MagnaCap                    $       126        393         681         1,500
Growth and Income           $       111        347         601         1,329
Research Enhanced Index     $       134        418         723         1,590
Growth Opportunities        $       144        446         771         1,691
LargeCap Growth             $       128        400         692         1,523
MidCap Opportunities        $       164        508         876         1,911
MidCap Growth               $       128        400         692         1,523
Growth + Value              $       156        483         834         1,824
SmallCap Opportunities      $       143        443         766         1,680
SmallCap Growth             $       155        491         850         1,863
Balanced                    $       132        457         804         1,784
Convertible                 $       127        397         686         1,511

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   What You Pay to Invest     29

SHAREHOLDER
GUIDE                                                     HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Purchase of Shares

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Class A, B, C, M and T shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim reserves the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

Distribution and Shareholder Service Fees

To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

Retirement Plans

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact the Shareholder Servicing Agent at (800) 992-0180.

                              Initial                      Additional
   Method                   Investment                     Investment
   ------                   ----------                     ----------
By Contacting          A financial consultant          Visit or consult a
Your Financial         with an authorized              financial consultant.
Consultant             firm can help you
                       establish and maintain
                       your account.

By Mail                Visit or speak with a           Fill out the Account
                       financial consultant.           Additions form
                       Make your check                 included on the
                       payable to the                  bottom of your
                       Pilgrim Funds and               account statement
                       mail it, along with a           along with your
                       completed                       check payable to the
                       Application. Please             Fund and mail them
                       indicate your                   to the address on the
                       investment                      account statement.
                       professional on the             Remember to write
                       New Account                     your account number
                       Application.                    on the check.

By Wire                Call the ING Pilgrim            Wire the funds in the
                       Operations                      same manner
                       Department at (800)             described under
                       336-3436 to obtain              "Initial Investment."
                       an account number
                       and indicate your
                       investment
                       professional on the
                       account.

                       Instruct your bank
                       to wire funds to the
                       Fund in the care of:

                       State Street Bank
                       and Trust
                       Kansas City
                       ABA #101003621
                       Kansas City, MO
                       credit to:___________
                       (the Fund)
                       A/C #751-8315; for
                       further credit
                       to: _________________
                       Shareholder
                       A/C #________________
                       (A/C # you received
                       over the telephone)
                       Shareholder Name:
                       ________________
                       (Your Name Here)

                       After wiring funds
                       you must complete the
                       Account Application
                       and send it to:

                       Pilgrim Funds
                       P.O. Box 219368
                       Kansas City, MO
                       64121-6368

30     Shareholder Guide

                                                                     SHAREHOLDER
HOW TO REDEEM SHARES                                                       GUIDE
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.
*    Minimum withdrawal amount is $1,000.
*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

      Method                                   Procedures
      ------                                   ----------
By Contacting Your            You may redeem by contacting your financial
Financial Consultant          consultant who may charge for their services in
                              connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                              Pilgrim Funds
                              P.O. Box 219368
                              Kansas City, MO 64121-6368

                              If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --               You may redeem shares by telephone on all accounts
Expedited Redemption          other than retirement accounts, unless you check
                              the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                              To redeem by telephone, call the Shareholder
                              Servicing Agent at (800) 992-0180.

                              Receiving Proceeds By Check:

                              You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                              Receiving Proceeds By Wire:

                              You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     31

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

Net Asset Value

The net asset value ("NAV") per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class Q shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Pilgrim Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange Class Q shares for Class Q shares of any other Pilgrim Fund that offers Class Q shares. The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the Prospectus of the Pilgrim Fund you intend to exchange into before exchanging your shares.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the

32     Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

Systematic Exchange Privilege

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts (Non-Retirement Only)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

Account Access

Unless your Pilgrim shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

Privacy Policy

You may review the Funds' policy concerning investor privacy over the Internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     33

MANAGEMENT
OF THE FUNDS                                                             ADVISER
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds. ING Pilgrim has overall responsibility for the management of the Funds. ING Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of June 30, 2001, ING Pilgrim managed over $18.4 billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

Fund                                                 Management Fee
----                                                 --------------
MagnaCap                                                  0.71%
Growth and Income                                         0.62
Research Enhanced Index                                   0.70
Growth Opportunities                                      0.95
LargeCap Growth                                           0.75
MidCap Opportunities                                      1.00
MidCap Growth                                             0.75
Growth + Value                                            1.00
SmallCap Opportunities                                    1.00
SmallCap Growth                                           1.00
Balanced                                                  0.75
Convertible                                               0.75

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

Growth Opportunities Fund
LargeCap Growth Fund
MidCap Opportunities Fund
MidCap Growth Fund

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund, the LargeCap Growth Fund, the MidCap Opportunities Fund and MidCap Growth Fund:

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998, LargeCap Growth Fund since October 1, 2000, Growth Opportunities Fund since November 1998, and Pilgrim MidCap Growth Fund since April 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998, Growth Opportunities Fund since November 1998, Pilgrim MidCap Growth Fund since April 2000 and Co-Portfolio Manager of LargeCap Growth Fund since January 2001. Prior to joining Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Berstein was a Portfolio Manager at Berkeley Capital.

SmallCap Opportunities Fund and SmallCap Growth Fund

Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998 and SmallCap Growth Fund since April 2000.

34     Management of the Funds

                                                                      MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------

Growth and Income Fund

Thomas Jackson, Senior Vice President and Senior Portfolio Manager for value equity strategies at ING Pilgrim, has served as Portfolio Manager of Growth and Income Fund and MagnaCap Fund since June 2001. Prior to joining ING Pilgrim in June 2001, Mr. Jackson was a Managing Director at Prudential Investments (April 1990 through December 2000). Prior to April 1990, Mr. Jackson was Co-Chief Investment Officer and Managing Director at Century Capital Associates and Red Oak Advisors Inc.

MagnaCap Fund

Thomas Jackson, whose background is described above, has served as Portfolio Manager of MagnaCap Fund since June 2001.

Howard Kornblue, Senior Vice President and Senior Portfolio Manager of ING Pilgrim, has served as Auxiliary Portfolio Manager of MagnaCap Fund since July 2001. From January 2001 to the present, Mr. Kornblue has served as Director of Value Strategies at ING Pilgrim. Mr. Kornblue served as Portfolio Manager of MagnaCap Fund from 1989 until January 2001.

Balanced Fund

The following individuals share responsibility for the day-to-day management of the Balanced Fund:

Thomas Jackson, whose background is described above, has served as Portfolio Manager of the equity portion of the Balanced Fund since June 2001.

Robert K. Kinsey, Vice President of ING Pilgrim, has served as a Portfolio Manager of the portion of Balanced Fund's assets that are invested in fixed-income assets other than high yield securities since May 24, 1999. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING Pilgrim, has served as Senior Portfolio Manager of the high yield portion of the Balanced Fund's fixed-income assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

Convertible Fund

Andrew Chow, Vice President of ING Pilgrim, has served as a Portfolio Manager of Convertible Fund since October 1, 2000. Prior to joining ING Pilgrim, Mr. Chow was the portfolio manager of the Conseco Convertible Securities Fund since 1998. He joined Conseco, where he was also responsible for managing convertible securities accounts, in 1991.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Management of the Funds     35

MANAGEMENT
OF THE FUNDS                                                         SUB-ADVISER
--------------------------------------------------------------------------------

SUB-ADVISERS

For the following Funds, ING Pilgrim has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio.

Research Enhanced Index Fund

Aeltus Investment Management, Inc.

Aeltus Investment Management, Inc. ("Aeltus"), serves as the investment sub-adviser to the Pilgrim Research Enhanced Index Fund. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING Pilgrim. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of June 30, 2001, Aeltus managed over $41 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

Hugh T. M. Whelan and Douglas E. Cote share the responsibility for the day-to-day management of the Pilgrim Research Enhanced Index Fund.

Mr. Whelan has serves as co-manager of the Pilgrim Research Enhanced Index Fund since August 1, 2001. At Aeltus, he has served as a quantitative equity analyst since 1999. Previously, Mr. Whelan served as an analyst in Aeltus' fixed income group specializing in corporate securities since 1994.

Mr. Cote has served as co-manager of the Pilgrim Research Enhanced Index Fund since August 1, 2001. At Aeltus, Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

Growth + Value Fund

Navellier Fund Management, Inc.

A registered investment adviser, Navellier Fund Management, Inc. ("Navellier") serves as Sub-Adviser to the Pilgrim Growth + Value Fund. Navellier and its affiliate, Navellier & Associates, Inc., manage over $5 billion for institutions, pension funds and high net worth individuals. Navellier's principal address is 1 East Liberty, Third Floor, Reno, Nevada 89501.

Louis Navellier has managed the Pilgrim Growth + Value Fund since the Fund was formed in November 1996. Mr. Navellier has over 19 years of investment management experience and is the principal owner of Navellier & Associates, Inc. Mr. Navellier's investment newsletter, MPT Review, has been published for over 19 years and is widely renowned throughout the investment community.

36     Management of the Funds

                                                                      DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                        AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

Annually(1)                   Semi-Annually(1)           Quarterly(2)
-----------                   ----------------           ------------
Research Enhanced Index       MagnaCap                   Balanced
Growth Opportunities          Growth and Income          Convertible
LargeCap Growth
MidCap Opportunities
MidCap Growth
Growth + Value
SmallCap Opportunities
SmallCap Growth

----------
(1)  Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist, on an annual basis, of a variable combination of capital gains and ordinary income.

Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another Pilgrim Fund which offers Class Q shares.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information ("SAI") for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       Dividends, Distributions and Taxes     37

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (MagnaCap, Balanced and Growth and Income Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Inability to Sell Securities (All Funds except MagnaCap, Research Enhanced Index and LargeCap Growth Funds). Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (Balanced and Convertible Funds). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities (Balanced and Convertible Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons,

38     More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Convertible Securities (All Funds except Research Enhanced Index and Growth Opportunities Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Balanced Fund). The Fund may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Interests in Loans (Balanced Fund). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

Derivatives (Research Enhanced Index and Balanced Funds). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Investments in Small- and Mid-Capitalization Companies (MidCap Opportunities, MidCap Growth, SmallCap Opportunities and SmallCap Growth Funds). The Funds may invest in small and mid- capitalization companies. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resouces, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erractic market movements than securities of larger, more established growth companies or the market averages in general.

Portfolio Turnover. Each Fund (except MagnaCap and Research Enhanced Index Funds) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities (except MagnaCap Fund may not invest in restricted securities). If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     39

MORE
INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 33 1|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

40     More Information About Risks

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. Due to Class Q being recently offered, Financial Highlights are not included for the Growth and Income Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     Financial Highlights     41

                                                                       FINANCIAL
PILGRIM MAGNACAP FUND                                                 HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended June 30, 2000, the information in the table below has been audited by KPMG LLP, independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                                Six Months
                                                                   Ended         Nov. 22,
                                                                December 31,    1999(1) to
                                                                    2000         June 30,
                                                                (unaudited)        2000
                                                                -----------        ----
Per Share Operating Performance:
 Net asset value, beginning of period                      $       15.84           16.26
 Income from investment operations:
 Net investment income                                     $        0.06            0.05
 Net realized and unrealized gain (loss) on investments    $        0.55           (0.47)
 Total from investment operations                          $        0.61           (0.42)
 Less distributions from:
 Net investment income                                     $        0.10              --
 Net realized gains on investments                         $        1.88              --
 Net asset value, end of period                            $       14.47           15.84
 Total Return(2):                                          %        4.02           (2.58)

Ratios/Supplemental Data:
 Net assets, end of period (000's)                         $      11,033           9,928
 Ratios to average net assets:
 Expenses(3)                                               %        1.23            1.24
 Net investment income(3)                                  %        0.53            0.46
 Portfolio turnover                                        %          28              26

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

42     Pilgrim MagnaCap Fund

FINANCIAL
HIGHLIGHTS                                  PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below was audited by PricewaterhouseCoopers LLP, independent accountants.

                                                         April 3, 2000(1) to
                                                             October 31,
                                                                2000
                                                                ----
Operating performance:
 Net asset value, beginning of the period           $           11.98
 Income from investment options:
 Net investment income (loss)                       $              --
 Net realized and unrealized loss on investments    $           (0.81)
 Total from investment operations                   $           (0.81)
 Net asset value, end of the period                 $           11.17
 Total return(2)                                    %           (6.76)

Ratios and supplemental data:
 Net assets, end of the period (000's)              $             273
 Ratios to average net assets:
 Expenses(3)                                        %            1.32
 Net investment loss(3)                             %           (0.05)
 Portfolio turnover                                 %              57

----------
(1)  Commencement of offering of shares.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Pilgrim Research Enhanced Index Fund     43

                                                                       FINANCIAL
PILGRIM GROWTH OPPORTUNITIES FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended December 31, 2000, the information in the table below has been audited by KPMG LLP, independent auditors.

                                                                  Period
                                                                  Ended
                                                               December 31,
                                                                  2000(1)
                                                                  -------
Per Share Operating Performance:
 Net asset value, beginning of period                     $        32.58
 Net investment loss                                      $        (0.15)
 Net realized and unrealized loss on investments          $        (5.46)
 Total from investment operations                         $        (5.61)
 Distributions from net realized gain                     $        (1.49)
 Total distributions                                      $        (1.49)
 Net asset value, end of period                           $        25.48
 Total return(2)                                          %       (17.55)

Ratios and supplemental data:
 Net assets, end of period (000s)                         $       10,274
 Ratio of expenses to average net assets after
 reimbursement(3)                                         %         1.41
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                 %         1.41
 Ratio of net investment loss to average net assets(3)    %        (0.81)
 Portfolio turnover                                       %          326

----------
(1)  Class Q commenced operations on June 1, 2000.
(2)  Assumes dividends have been reinvested.
(3)  Annualized for periods less than a year.

44     Pilgrim Growth Opportunities Fund

FINANCIAL
HIGHLIGHTS                                          PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                              Six Months
                                                                 Ended         Year     Three Months     Year       July 21,
                                                              December 31,    Ended        Ended        Ended      1997(1) to
                                                                 2000(6)     June 30,     June 30,     March 31,    March 31,
                                                              (unaudited)      2000       1999(2)        1999         1998
                                                              -----------      ----       -------        ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period                    $        43.71       28.43        25.24        15.66        12.50
 Income from investment operations:
 Net investment loss                                     $       (0.13)       (0.20)       (0.03)       (0.02)       (0.01)
 Net realized and unrealized gain (loss) on investments  $      (10.48)       15.86         3.22         9.87         3.26
 Total from investment operations                        $      (10.61)       15.66         3.19         9.85         3.25
 Less distributions from:
 Net investment income                                   $          --           --           --           --         0.01
 Net realized gains on investments                       $        0.46         0.38           --         0.27         0.08
 Net asset value, end of period                          $       32.64        43.71        28.43        25.24        15.66
 Total Return(3):                                        %      (24.33)       55.57        12.64        63.76        62.47

Ratios/Supplemental Data:
 Net assets, end of period ($000's)                      $      17,688       24,838        6,044        4,908          799
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)          %        1.18         1.26         1.23         1.26         1.25
 Gross expenses prior to expense reimbursement(4)        %        1.18         1.26         1.25         1.91        10.45
 Net investment loss after expense reimbursement(4)(5)   %       (0.57)       (0.77)       (0.36)       (0.28)       (0.62)
 Portfolio turnover                                      %         121          139           27          253          306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund; concurrently, Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC assumed responsiblilty for day-to-day management of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Pilgrim LargeCap Growth Fund     45

                                                                       FINANCIAL
PILGRIM MIDCAP OPPORTUNITIES FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended December 31, 2000, the information in the table below has been audited by KPMG LLP, independent auditors.

                                                                  Period
                                                                   Ended
                                                               December 31,
                                                                  2000(1)
                                                                  -------
Per Share Operating Performance
 Net asset value, beginning of period                     $        22.57
 Net investment loss                                      $        (0.06)
 Net realized and unrealized loss on investments          $        (1.17)
 Total from investment operations                         $        (1.23)
 Distributions from net realized gain                     $        (2.18)
 Total distributions                                      $        (2.18)
 Net asset value, end of period                           $        19.16
 Total return(2):                                         %        (5.86)

Ratios and supplemental data:
 Net assets, end of period (000s)                         $        3,264
 Ratio of expenses to average net assets after
 reimbursement(3)                                         %         1.61
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                 %         1.61
 Ratio of net investment loss to average net assets(3)    %        (0.91)
 Portfolio turnover                                       %          188

----------
(1)  Class Q commenced operations on April 4, 2000.
(2)  Assumes dividends have been reinvested.
(3)  Annualized for periods less than one year.

46     Pilgrim MidCap Opportunities Fund

FINANCIAL
HIGHLIGHTS                                            PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                                Six Months
                                                                   Ended          Year      Three Months
                                                                December 31,     Ended         Ended
                                                                   2000         June 30,      June 30,
                                                                (unaudited)      2000(5)      1999(1)
                                                                -----------      -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period                     $        35.67          26.94        25.14
 Income from investment operations:
 Net investment loss                                      $        (0.08)         (0.29)       (0.06)
 Net realized and unrealized gain (loss) on investments   $        (4.10)         17.92         1.86
 Total from investment operations                         $        (4.18)         17.63         1.80
 Less distributions from:
 Net realized gains on investments                        $         5.96           8.90           --
 Net asset value, end of period                           $        25.53          35.67        26.94
 Total Return(2):                                         %       (12.43)         77.87         7.16

Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $       19,622         19,792       19,383
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)           %         1.24           1.26         1.24
 Gross expenses prior to expense reimbursement(3)         %         1.24           1.26         1.25
 Net investment loss after expense reimbursement(3)(4)    %        (0.65)         (1.00)       (0.95)
 Portfolio turnover                                       %           29            148           55

                                                                                Year Ended March 31,
                                                                   ---------------------------------------------
                                                                   1999           1998         1997         1996
                                                                   ----           ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period                     $        23.30          18.01        17.99        13.66
 Income from investment operations:
 Net investment loss                                      $        (0.12)         (0.21)       (0.04)       (0.07)
 Net realized and unrealized gain (loss) on investments   $         3.56           7.48         0.32         4.86
 Total from investment operations                         $         3.44           7.27         0.28         4.79
 Less distributions from:
 Net realized gains on investments                        $         1.60           1.98         0.26         0.46
 Net asset value, end of period                           $        25.14          23.30        18.01        17.99
 Total Return(2):                                         %        15.77          42.00         1.39        35.37

Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $       14,350         12,204       13,115        4,274
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)           %         1.23           1.22         1.25         1.23
 Gross expenses prior to expense reimbursement(3)         %         1.31           1.95         1.84         2.84
 Net investment loss after expense reimbursement(3)(4)    %        (0.71)         (0.97)       (0.69)       (0.57)
 Portfolio turnover                                       %          154            200          153          114

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5) Effective April 1, 2000, ING Pilgrim Investments, LLC assumed responsibility for the day-to-day management of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Pilgrim MidCap Growth Fund     47

                                                                       FINANCIAL
PILGRIM GROWTH + VALUE FUND                                           HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended October 31, 2000, the information in the table below was audited by PricewaterhouseCoopers LLP, independent accountants.

                                                   June 5, 2000(1) to
                                                      October 31,
                                                         2000
                                                         ----
Operating performance:
 Net asset value, beginning of the period      $         26.73
 Income from investment operations:
 Net investment loss                           $         (0.05)
 Net realized and unrealized loss on
 investments                                   $         (1.78)
 Total from investment operations              $         (1.83)
 Net asset value, end of the period            $         24.90
 Total return(2)                               %         (6.85)

Ratios and supplemental data:
 Net assets, end of the period (000's)         $         1,346
 Ratios to average net assets:
 Expenses(3)                                   %          1.53
 Net investment loss(3)                        %         (1.19)
 Portfolio turnover                            %           163

----------
(1)  Commencement of offering of shares.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

48     Pilgrim Growth + Value Fund

FINANCIAL
HIGHLIGHTS                                   PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

For the period ended December 31, 2000, the information in the table below was audited by KPMG LLP, independent auditors.

                                                                Period
                                                                 Ended
                                                              December 31,
                                                                2000(1)
                                                                -------
Per Share Operating Performance:
 Net asset value, beginning of period                  $         60.86
 Net investment loss                                   $         (0.27)
 Net realized and unrealized loss on investments       $         (4.49)
 Total from investment operations                      $         (4.76)
 Distributions from net realized gain                  $         (8.90)
 Total distributions                                   $         (8.90)
 Net asset value, end of period                        $         47.20
 Total return(2)                                       %         (8.29)

Ratios and supplemental data:
 Net assets, end of period (000s)                      $         2,545
 Ratio of expenses to average net
 assets after reimbursement(3)                         %          1.40
 Ratio of expenses to average net
 assets prior to expense reimbursement(3)              %          1.40
 Ratio of net investment loss to
 average net assets(3)                                 %         (1.10)
 Portfolio turnover                                    %           134

----------
(1)  Class Q commenced operations on April 4, 2000.
(2)  Assumes dividends have been reinvested.
(3)  Annualized for periods less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Pilgrim SmallCap Opportunities Fund     49

                                                                       FINANCIAL
PILGRIM SMALLCAP GROWTH FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                                 Six Months
                                                                    Ended         Year     Three Months
                                                                 December 31,    Ended        Ended
                                                                    2000        June 30,     June 30,
                                                                 (unaudited)     2000(6)      1999(1)
                                                                 -----------     -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period                     $         20.47        21.19         18.56
 Income from investment operations:
 Net investment income (loss)                             $         (0.09)       (0.21)        (0.06)
 Net realized and unrealized gain (loss) on investments   $         (1.86)       10.30          2.69
 Total from investment operations                         $         (1.95)       10.09          2.63
 Less distributions from:
 Net realized gains on investments                        $          2.24        10.81            --
 Net asset value, end of period                           $         16.28        20.47         21.19
 Total Return(3):                                         %         (9.84)       61.08         14.17

Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $        11,999       12,569        11,013
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %          1.50         1.52          1.45
 Gross expenses prior to expense reimbursement(4)         %          1.50         1.57          1.49
 Net investment loss after expense reimbursement(4)(5)    %         (0.91)       (1.21)        (1.21)
 Portfolio turnover                                       %            63          127            32

                                                                                                        August 31,
                                                                         Year Ended March 31,           1995(2) to
                                                                    ------------------------------      March 31,
                                                                    1999         1998         1997         1996
                                                                    ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period                     $         19.27        13.19        14.16        12.50
 Income from investment operations:
 Net investment income (loss)                             $         (0.15)        0.03        (0.07)       (0.03)
 Net realized and unrealized gain (loss) on investments   $          0.22         6.16        (0.77)        1.69
 Total from investment operations                         $          0.07         6.19        (0.84)        1.66
 Less distributions from:
 Net realized gains on investments                        $          0.78         0.11         0.13           --
 Net asset value, end of period                           $         18.56        19.27        13.19        14.16
 Total Return(3):                                         %          0.96        47.01        (6.03)       13.28

Ratios/Supplemental Data:
 Net assets, end of period (000's)                        $         9,107       12,508        1,013          314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %          1.53         1.52         1.51         1.49
 Gross expenses prior to expense reimbursement(4)         %          1.63         2.39        10.79        37.86
 Net investment loss after expense reimbursement(4)(5)    %         (0.97)       (1.52)       (1.02)       (1.05)
 Portfolio turnover                                       %            90           92          113          130

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective April 1, 2000, ING Pilgrim Investments, LLC assumed responsibility for the day-to-day management of the Fund.

50     Pilgrim SmallCap Growth Fund

FINANCIAL
HIGHLIGHTS                                                 PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                              Six Months
                                                                 Ended           Year      Three Months
                                                              December 31,      Ended          Ended
                                                                  2000         June 30,       June 30,
                                                              (unaudited)        2000          1999(2)
                                                              -----------        ----          -------
Per Share Operating Performance:
 Net asset value, beginning of period                    $       14.94          19.04          18.85
 Income from investment operations:
 Net investment income                                   $        0.27           0.54           0.11
 Net realized and unrealized gain (loss) on investments  $       (0.24)         (0.57)          0.16
 Total from investment operations                        $        0.03          (0.03)          0.27
 Less distributions from:
 Net investment income                                   $        0.36           0.40           0.08
 Net realized gains on investments                       $        1.15           3.67             --
 Net asset value, end of period                          $       13.46          14.94          19.04
 Total Return(3):                                        %       (0.18)         (0.60)          1.44

Ratio/Supplemental Data:
 Net assets, end of period (in thousands)                $         358            230            190
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)(5)          %        1.13           1.30           1.25
 Gross expenses prior to expense reimbursement(4)        %        1.25           1.51           1.51
 Net investment income after expense
 reimbursement(4)(5)                                     %        3.48           3.36           2.30
 Portfolio turnover                                      %          27            173             63

                                                                                                           August 31,
                                                                         Year Ended March 31,              1995(1) to
                                                                 ----------------------------------        March 31,
                                                                 1999           1998           1997           1996
                                                                 ----           ----           ----           ----
Per Share Operating Performance:
 Net asset value, beginning of period                    $       18.48          13.42          12.69          12.50
 Income from investment operations:
 Net investment income                                   $        0.44           0.30           0.24           0.15
 Net realized and unrealized gain (loss) on investments  $        2.50           5.07           0.73           0.19
 Total from investment operations                        $        2.94           5.37           0.97           0.34
 Less distributions from:
 Net investment income                                   $        0.50           0.31           0.24           0.15
 Net realized gains on investments                       $        2.07             --             --             --
 Net asset value, end of period                          $       18.85          18.48          13.42          12.69
 Total Return(3):                                        %       17.49          40.21           7.60           2.77

Ratio/Supplemental Data:
 Net assets, end of period (in thousands)                $         176            166             73              1
 Ratio to average net assets:
 Net expenses after expense reimbursement(4)(5)          %        1.25           1.26           1.26           1.25
 Gross expenses prior to expense reimbursement(4)        %        1.63          11.28         126.75       3,094.48
 Net investment income after expense
 reimbursement(4)(5)                                     %        2.41           4.09           2.15           2.16
 Portfolio turnover                                      %         165            260            213            197

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund, and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Pilgrim Balanced Fund     51

                                                                       FINANCIAL
PILGRIM CONVERTIBLE FUND                                              HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ended prior to June 30, 1999, the financial information was audited by other independent auditors. The six month period ended December 31, 2000 is unaudited.

                                                                  Six Months
                                                                     Ended          Year      Three Months
                                                                  December 31,     Ended         Ended
                                                                     2000(6)      June 30,      June 30,
                                                                  (unaudited)       2000         1999(1)
                                                                  -----------       ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period                       $        26.85         22.51         21.22
 Income from investment operations:
 Net investment income                                      $         0.26          0.44          0.09
 Net realized and unrealized gain (loss) on investments     $        (3.80)         7.82          1.31
 Total from investment operations                           $        (3.54)         8.26          1.40
 Less distributions from:
 Net investment income                                      $         0.43          0.35          0.11
 Net realized gains on investments                          $         4.70          3.57            --
 Net asset value, end of period                             $        18.18         26.85         22.51
 Total Return(3):                                           %       (14.17)        40.36          6.62

Ratios/Supplemental Data:
 Net assets, end of period (in thousands)                   $       41,624        56,165        17,537
 Ratio to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                                         %         1.25          1.25          1.23
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                            %         1.23          1.25          1.23
 Net investment income after expense reimbursement
 (recoupment)(4)(5)                                         %         2.10          1.88          2.04
 Portfolio turnover                                         %          109           129            28

                                                                                                             August 31,
                                                                            Year Ended March 31,             1995(2) to
                                                                      --------------------------------        March 31,
                                                                      1999          1998          1997          1996
                                                                      ----          ----          ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period                       $        18.47         15.19         13.72         12.50
 Income from investment operations:
 Net investment income                                      $         0.43          0.48          0.42          0.17
 Net realized and unrealized gain (loss) on investments     $         3.09          4.19          1.50          1.22
 Total from investment operations                           $         3.52          4.67          1.92          1.39
 Less distributions from:
 Net investment income                                      $         0.46          0.48          0.42          0.17
 Net realized gains on investments                          $         0.31          0.91          0.03            --
 Net asset value, end of period                             $        21.22         18.47         15.19         13.72
 Total Return(3):                                           %        19.66         31.54         14.13         11.13

Ratios/Supplemental Data:
 Net assets, end of period (in thousands)                   $        8,741         7,080         4,599         1,085
 Ratio to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                                         %         1.23          1.22          1.25          1.25
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                            %         1.35          2.35          2.90          9.21
 Net investment income after expense reimbursement
 (recoupment)(4)(5)                                         %         2.37          5.99          3.29          3.59
 Portfolio turnover                                         %          138           160           167           145

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Adviser of the Fund, and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC assumed responsibility for the day-to-day management of the Fund.

52     Pilgrim Convertible Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE PILGRIM FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at: U.S. Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102 or at the e-mail address: publicinfo@sec.gov Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Growth Opportunities Fund         811-4431      Pilgrim Mutual Funds                     811-7428
Pilgrim Equity Trust                      811-8817       Pilgrim LargeCap Growth Fund
 Pilgrim MidCap Opportunities Fund                       Pilgrim MidCap Growth Fund
Pilgrim Mayflower Trust                   811-7978       Pilgrim SmallCap Growth Fund
 Pilgrim Research Enhanced Index Fund                    Pilgrim Balanced Fund
 Pilgrim Growth + Value Fund                             Pilgrim Convertible Fund
Pilgrim SmallCap Opportunities Fund       811-4434      Pilgrim Growth and Income Fund, Inc.     811-0865
Pilgrim Investment Funds, Inc.            811-1939
 Pilgrim MagnaCap Fund

[LOGO] ING PILGRIM                                        QUSEQPROS080101-080101